UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2005

TRICO MARINE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28316 (Commission File Number)	72-1252405 (IRS Employer Identification No.)

2401 Fountainview, Suite 920, Houston, Texas (Address of principal executive offices)	77057 (Zip Code)

(713) 780-9926
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed by Trico Marine Services, Inc. (the “Company”) to announce the pricing of the public offering of 3,900,000 shares of the Company’s common stock (the “Offering”).

Item 8.01    Other Events.

On October 19, 2005, Trico Marine Services, Inc. (the “Company”) issued a press release announcing the pricing of the Offering. The Company has granted to the underwriters the option to purchase up to 585,000 additional shares of its common stock to cover over-allotments, if any. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated October 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.
By: /s/ Rishi Varma
Rishi Varma General Counsel, Secretary and Director of Corporate Governance

Dated: October 19, 2005